Exhibit 99.1

2007 Analyst Day December 5, 2007

Tesoro Participants Tesoro Senior Management Tesoro Senior Management Bruce Smith CEO, President & Chairman Bill Finnerty EVP, Chief Operating Officer Greg Wright EVP, Chief Administrative Officer Everett Lewis EVP, Strategy & Asset Management Lynn Westfall SVP, External Affairs & Chief Economist Chuck Flagg SVP, Strategy Dan Porter SVP, Supply & Optimization Bill Haywood SVP, Refining Joe Monroe SVP, Business Development & Logistics Otto Schwethelm VP, Chief Financial Officer Claude Moreau VP, Marketing John Genova VP, Corporate Planning Phil Anderson VP & Treasurer Scott Phipps Manager, Investor Relations

Schedule Speaker Noon: Lunch 12:30: Day's events Scott Phipps 12:40: Opening Remarks Bruce Smith 1:00: Market Fundamentals Lynn Westfall 1:30: Capital and Refinery Review Bill Finnerty 2:15: Financial Review Otto Schwethelm 2:30: Q & A 3:00: Wrap-up Meeting Agenda Dan Porter Claude Moreau

Bruce Smith, Chairman, President and CEO Opening Remarks

Tesoro's Vision - since 1997 Economies of scale, A competitive-cost structure, Outstanding employees committed to achieving operational excellence in a global market Effective information systems that enable our success To create a value added refining and marketing business that has: In order to provide stockholders with competitive returns in any economic environment

Tesoro's Strategic Thrust - since 1997 Grow value through R&M acquisitions

Acquisitions Match Metal to Market in Attractive Regions Match-to-Market Positioning Golden Eagle / Los Angeles High yields of CARB products from local heavy crude Kenai / Kapolei Sole instate producer of ULSD Jet fuel for local demand Mandan / Salt Lake City 95% clean product yields from local sweet crude Anacortes CARB production for PNW / California arbitrage Market Structure - Light Products +$0.00 Margin uplift vs. Gulf Coast ($/bbl) PADD 1 PADD 2 PADD 3 PADD 4 PADD 5 Tesoro 0% 10% 0% 10% 80% Valero 15% 16% 58% 0% 11 % Sunoco 73% 27% 0% 0% 0% Capacity by PADD Gulf Coast PADD 3 West Coast PADD 5 Rockies PADD 4 Midwest PADD 2 Northeast PADD 1 +$11.00 +$1.00 +$3.00 +$0.00 +$0.00 +$1.00 Note: 2004 -2006 average crack spread (rounded)- NYH 211; Chicago 321; GC 321; GP3 321; WC 532; Mandan calculated as incremental realized spread over USGC; Transportation excluded Sources: 10-K's; Bloomberg; Tesoro interviews; Booz Allen analysis

Tesoro's Strategic Thrust - since 1997 Grow value through R&M acquisitions Grow value through organic programs Enable system synergies

Note: Synergies capture the benefits of products, intermediates, and crude moved on Jones Act vessels Using Six as One... Synergies Optimization Benefits Consolidate crude shipments to avoid broker fees for split cargos Term up lower-cost larger crude vessels Avoid selling off-spec products at steep discount Avoid capital projects whose benefits can be replicated within the system Limit effects of turnarounds and unplanned outages on run rates Example Western System Network Synergies VGO Gasoline CARB Consolidated Crude Cargos CARB CARB Component VGO Gasoline Far East Resid Downgrade

Tesoro's Strategic Thrust - since 1997 Grow value through R&M acquisitions Grow value through organic programs Enable system synergies Increase asset utilization

Throughput and Utilization* MBPD 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Through 3Q 2007 Throughput 50.207 148.499 233.746 249.52 290.147 435 488.2 520.4 529.6 529 580 Utilization 66.94 85.42 85 90.73 91.48 88.77 87.49 93.26 94.91 94.8 97.87 Acquisitions Hawaii Anacortes SLC Mandan GE Los Angeles % Utilization *In acquisition years, utilization only takes into account quarters in which Tesoro owned the asset for the entire duration of the time period.

Tesoro's Strategic Thrust - since 1997 Grow value through R&M acquisitions Grow value through organic programs Enable system synergies Increase asset utilization Capital efficient upgrades

Throughput Q2/Q3 Throughput 2003 488 501.0579007 2004 520 536.022271 2005 530 549.7997127 2006 530 560 Boosting Asset Productivity, While Holding Maintenance Costs Steady Throughput MBPD Nameplate capacity 568 MBPD Annual Throughput Q2/Q3 Throughput *Includes TAR downtime, Top Quartile according to 2006 Solomon Associates Survey **Maintenance costs adjusted for damage done to Anacortes units from 2005 windstorm Source: 2006 Oil and Gas Refining Survey; 2004 Solomon Associates Survey; TSO internal data; Booz Allen analysis TSO 2003 0.975 2004 0.987 2005 0.987 2006 0.983 Mechanical Availability* Top Quartile 98.6% Percent Available Blank 1Q 2Q 3Q 4Q SL HI AK ND GE AN Small Straight Average TSO Wtd (EDC) Avg. WTD Avg. Index WTD Avg. Index 2002 2000 12.54 4.09 2.95 4.3 26.03 26.47159958 24.06139946 36.80020142 19.54199982 25.26649952 30.2833502 100 2002 13.6 4.84 1.59 5.28 24.52 26.05400085 25.12770081 49.48630142 24.12770081 41.03099823 22.78660011 31.19892597 33.8156362 111.5988317 100 2004 15.08 5.25 3.57 2.49 23.77 25.27389908 29.56410027 35.60540009 24.99979973 40.00299835 27.07990074 28.86079979 33.57261465 110.8876909 99.36277041 2005 15.08 5.25 3.57 2.49 23.77 25.4 28.3 34.6 26.7 42.2 34.4 29.375 34.90065458 118.9191221 106.5594687 2006 15.08 5.25 3.57 2.49 23.77 27 24.7 32.9 29.1 39.2 27.2 30 33.52581531 109.356808 97.99099717 Maintenance Costs** Cost Index

Tesoro has Delivered on Vision Acquired assets in regions with attractive supply / demand fundamentals Metal is matched-to-market Prioritized asset uplift initiatives on high-impact value levers Opportunities remain for operations improvement and organic growth Value Levers Market / Asset Focus Operational Excellence Exceeded 'standalone' asset value by operating as synergistic network Laying the groundwork for increased asset optimization and trading activities Demonstrated ability to exceed cost of capital on historical acquisitions across market cycles Demonstrating ability to acquire in current high margin market and exploit value levers Corporate / System Synergies Acquisition Discipline

Total Shareholder Return Since 1997 1Q 1997 2Q 1997 3Q 1997 4Q 1997 1Q 1998 2Q 1998 3Q 1998 4Q 1998 1Q 1999 2Q 1999 3Q 1999 4Q 1999 1Q 2000 2Q 2000 3Q 2000 4Q 2000 1Q 2001 2Q 2001 3Q 2001 4Q 2001 1Q 2002 2Q 2002 3Q 2002 4Q 2002 1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 TSO Stock Price 100 98 131 133 128 151 123 101 80 97 134 99 81 82 78 81 98 113 93 102 108 74 32 25 41 59 62 95 131 175 210 245 263 332 435 464 515 542 530 519 665 754 804 868 Quarterly - Indexed to January 1, 1997 868 10 Year CAGR = 27% 100

Tesoro's Mission Create additional shareholder value by continuing to maximize the present value of future free cash flows to the equity holder

Growth in Related Geographies Related Diversification Core Assets Growth in Related Geographies Underlying Asset and System Enhancements Equity Value per Share Core Assets Related Diversification Core Assets Time Underlying Asset and System Enhancements Illustrative Creating Additional Shareholder Value

EPS Assuming 2004-2007 Margins 2007 2008 2009 2010 2011 2012 Base 4.65 5.01 4.36 4.91 3.37 4.52 Other EBITDA Improvement 1.55 0.77 1.38 1.69 1.88 1.98 Capital EBITDA Improvement - 0.63 1.35 2.02 2.86 3.27 EPS @ 15% CAGR 5.17 5.94 6.84 7.86 9.04 Earnings per share EPS @ 15% CAGR First Call Range

Lynn Westfall, SVP and Chief Economist Market Fundamentals

4Q 2007 / 2008 Outlook

Refining Cracks Oct Nov 2007 5.22 7.61 2003-2006 Average* 5.27 5.23 Gulf Coast Gulf Coast Cracks Cracks have recovered, averaging $2.12/Bbl above the historical average for November Source: Platt's Oct Nov 2007 17.41097261 18.650935 2003-2006 Average* 18.28232378 16.40433554 West Coast Source: Platt's West Coast Cracks West Coast cracks are currently $2.25/Bbl above the historical average for November *Excludes 3Q 2005 hurricanes

Current U.S. Gasoline Inventories Millions of Barrels Gulf Coast Cracks Gasoline inventories are 2.2% below last year's level in terms of absolute volumes Source: EIA Days Supply Source: EIA West Coast Cracks Inventories are 3.3% below last year on a days supply basis (2.2%) (3.3%)

2007 / 2008 U.S. Refining Unit Downtime Nov Dec Jan Feb Mar April May Planned 862 754 510 1034 1347 985 333 10-Year Average 339 237 927 908 798 426 219 Distillation Distillation Offline In Nov/Dec, we anticipate almost 3 times the distillation downtime versus the historical average In March-May we're anticipating almost double the historic rate Source: PIRA Nov Dec Jan Feb Mar April May Planned 521 377 402 942 1060 673 205 10-Year Average 301 93 683 829 609 340 153 Conversion Source: PIRA Conversion Offline Nov-Dec and March - May downtime double the historic rate

Gasoline Production Base Period Gasoline Production Pick the highest historical production rate as a starting point for 1st Half 2008 2005 was the highest and had average turnarounds and an average crack 2003 2004 2005 2006 2007 MBPD 8027 8176 8348 8254 8274 Source: EIA 1H Actual Gasoline Production 2005 Turnarounds (MBPD) GC Crack ($/bbl) Distillation Conversion Average 655 523 1H 2005 620 571 Average $ 8.31 1H 2005 $ 8.00

1H 2008 Gasoline Balance Outlook (MBPD) Supply: 2005 Base Production 8,348 Delta Ethanol Use 203 Delta Turnarounds (187) Total Supply 8,364 Demand: 1H 2007 Demand 9,209 1% Growth 92 Total Demand 9,301 Supply/Demand Balance - (937) Source: EIA

1H 2008 Gasoline Balance Outlook Supply / Demand Fundamentals Summary On this basis, 1st Half 2008 shows the same level of imbalance as 2007 Cracks should be no weaker than historical even with more ethanol use and more capacity coming back on line 2003 2004 2005 2006 2007 2008F Shortfall 908 929 708 843 935 937 Source: EIA, TSO Estimates

Long Term Trends

Long Term Trends Refinery Reliability West Coast Crude Flexibility Worldwide Crude Quality

Gross Distillation Capacity Utilization 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 95.6 92.6 92.6 92.6 90.7 92.6 93 90.6 89.7 88.5 Total U.S. U.S. Utilization Trend Down 4.1% since 2003 Source: EIA 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 92.7 87.1 87.4 89 90 91.3 90.4 91.7 90.5 86.6 PADD 5 Source: EIA West Coast Utilization Trend Down 4.7% since 2003

Distillation Turnarounds 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 F 465 483 619 448 471 561 565 553 809 891 842 Total U.S. U.S. Distillation Turnarounds 2006-2008 up by 63% versus 1998- 2005 average Source: PIRA 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 F 51 92 97 79 62 63 74 124 88 167 175 PADD 5 Source: PIRA West Coast Distillation Turnarounds 2006-2008 up by 77% versus 1998- 2005 average

Conversion Turnarounds 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008F 342 414 370 431 403 472 482 420 681 566 656 Total U.S. U.S. Turnaround Activity 2006-2008 up by 52% versus 1998- 2005 average Source: PIRA 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 F 74 119 79 85 70 81 125 76 88 107 114 PADD 5 Source: PIRA West Coast Turnaround Activity 2006-2008 up by 16% versus 1998- 2005 average Steadily increasing since 2005

Net Capacity Utilization excluding Turnarounds 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 97.8 94.8 95.4 94.6 92.8 95.1 95.5 93 93.2 92.3 Total U.S. U.S. Utilization Even excluding increased turnarounds, refinery utilization has declined by 3.2% since 2004 Source: EIA, PIRA 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 94 89.4 89.8 90.9 91.5 92.8 92.2 94.6 92.6 90.5 PADD 5 Source: EIA, PIRA West Coast Utilization Even excluding increased turnarounds, refinery utilization has declined by 1.7% since 2004

FCC Feed % Capacity 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 94.8 94.8 93.7 91.9 92.7 92.3 93 91.6 91.7 91.4 Total U.S. U.S. Gasoline Production Feed to FCC units as a % of FCC capacity has been in a long term decline since 2000 Current utilization is down 1.6% from 2004 Source: EIA 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 91.7 83.6 93.8 89.3 89.9 92.4 94.1 90.9 94.2 87.6 PADD 5 Source: EIA West Coast Gasoline Production Utilization had been increasing until 2004 Current utilization is down 6.5% from 2004

Reported production includes: RBOB imports Other blendstock imports Downstream ethanol addition Theoretical capacity can be calculated from individual unit yields Gasoline Production Capacity

U.S. Gasoline Production % Capacity U.S. Gasoline Production Production as a % of theoretical yield has been steadily declining since 2003 Current production is down 5.5% from 2003 levels 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD Shortfall 86.7 85.7 85.7 84.5 87.1 85 84.6 84 82.8 79.5 Source: EIA, Oil & Gas Journal, Tesoro

Quarterly Cracks High to Low Delta 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 2.169796353 1.395848966 1.966803842 5.115888337 0.952166714 1.968825786 5.142011106 11.07767652 10.55447582 17.91718995 Total U.S. Cracks have become more volatile The cost of being down during high margin months has risen to almost $17/Bbl Source: Platt's 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 3.708527607 4.881899927 6.863799129 8.516183173 1.150036128 2.905802309 8.034483621 10.35826815 13.63113319 18.15064226 PADD 5 Source: Platt's West Coast Cracks The cost of downtime has risen to almost $18/Bbl

Long Term Trends Refinery Reliability West Coast Crude Flexibility Worldwide Crude Quality

West Coast Crude Production 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 904 854 840 805 794 763 734 701 680 664 650 633 616 599 582 565 548 533 517 503 California California Crudes Have declined by 240MBPD (27%) in the last 10 years Are expected to decline by another 160MBPD by 2017 Source: Purvin & Gertz 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1143 1020 942 931 954 947 886 845 728 716 688 664 653 679 674 669 640 638 646 647 Alaska Source: Purvin & Gertz Alaska Crudes Have declined by 430 MBPD (37%) in the last 10 years Are expected to decline by another 70 MBPD by 2017

Kern Crude Price vs Maya Price California crude premium As California inland crudes have declined in production, refiners who are tied to pipeline receipts are paying higher premiums 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Shortfall -0.32497753 -1.090163548 1.054530542 1.44125 0.17648 1.4942 2.800361446 4.005896414 3.137670683 3.435053097 Source: Platt's

West Coast Crude Imports 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 499 626 705 746 755 884 926 1057 1173 1112.5 MBPD Need for crude imports As local production has declined, West Coast crude imports have risen by over 600 MBPD Source: EIA 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 19.9 25.9 28.4 29.3 29.4 33.7 35.7 40.1 44.8 43.8 % of Throughput Source: EIA Greater Percentage of Throughput Imported crude now accounts for almost 43% of West Coast crude runs

West Coast Crude Imports Forecast Crude imports into the USWC Even without crude capacity increases, West Coast crude imports are forecasted to grow by another 340 MBPD to almost 1.5MMBPD by 2017 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Shortfall 499 626 705 746 755 884 926 1057 1173 1113 1266 1307 1334 1325 1349 1370 1416 1434 1441 1454 Source: EIA, Purvin & Gertz, Tesoro Estimates

Long Term Trends Refinery Reliability West Coast Crude Flexibility Worldwide Crude Quality

Worldwide Crude Production Lt Sour Lt Swt Hvy Sour Hi TAN 35.62 25.53 9.39 2.81 2007 Estimate Crude quality changes Lt. Sour production dominated by the Middle East and CIS (84% total) Hvy. Sour production dominated by Latin America, Canada, and the Middle East (81% total) Source: Purvin & Gertz Lt Sour Lt Swt Hvy Sour Hi TAN 4.68 3.88 2.39 1.49 2008-2017 Increases Source: Purvin & Gertz Net Crude Growth Lt. Sour increases dominated by the Middle East and CIS (95% total) Hvy. Sour increases dominated by Canada and the Middle East (90%)

Product Sulfur Specifications Diesel Gasoline 2007 680 434 2017 77 89 Asia Asia sulfur specs are tightening Diesel specs will reduce by almost 90% in 10 years Gasoline specs will reduce by almost 80% in 10 years Source: Purvin & Gertz, FACTS, Nexant Diesel 2007 1770 2017 402 Latin America Source: Purvin & Gertz, FACTS, Nexant Latin America diesel specs tightening Sulfur content will reduce by over 75% in the next 10 years

Long Term Trends Conclusions Refinery reliability will remain a key to profitability Industry trends are declining Price volatility is increasing The West Coast will become increasingly dependent on imported crude oil Sweet/Sour crude differentials will remain high Increased sour production Lower sulfur specifications increase demand for sweet crudes

Bill Finnerty, EVP and Chief Operating Officer 2007-2012 Capital Review

Enhancing Core Asset Values Core Assets Growth in Related Geographies Underlying Asset and System Enhancements Related Diversification Core Assets Growth in Related Geographies Underlying Asset and System Enhancements Related Diversification Time Equity Value per Share Illustrative

Underlying Asset and System Enhancements: Themes to Build On THEMES Margin and Yield Improvement Cost of Goods Sold Reduction Reliability Improvement Expense Management With and without capital

Non-Capital EBITDA Improvements, Asset Enhancement $ in millions 2008 2012 Margin & Yield $ 35 $ 70 LAR Synergies 100 100 COGS Reduction 30 65 Expense Management 20 45 Total $ 185 $ 280 Margin & Yield New crude evaluations Increase system utilization Inventory optimization COGS Reduction Vessel optimization Vancouver syncrude tank Expense Management Focus on GE and LAR Turnaround efficiencies

2007 Capital Program Update see footnote (a) for capital assumptions

$ in millions, unless noted Capital Spend 66 EBITDA Contribution (first 12-months) 20 IRR (%) 33 Construction Start: 3Q 2005 Project Start-Up: 2Q 2007 New unit allows Tesoro to be the sole producer of ULSD in Alaska Increases ULSD production 10 MBPD Upgrades 4 MBPD of gas oil to jet Alaska Diesel Hydrotreater

Golden Eagle Amorco Wharf Crude Transfer & Blending

THEMES
Margin and Yield Improvement
Cost of Goods Sold Reduction
Reliability Improvement
Expense Management

- Construction Start: 3Q 2005
- Project Start-Up: 3Q 2007
- Increased waterborne crude receipt capability by ~20 MBPD
- Reduces dependence on higher priced local crudes
- Crude blending facilities enable overall higher feedstock sulfur



$ in millions, unless noted

Capital Spend	26
EBITDA Contribution (first 12-months)	42
IRR (%)	107

TESORO

51

$ in millions, unless noted Capital Spend 30 EBITDA Contribution (first 12-months) 7 IRR (%) 20 Construction Start: 3Q 2006 Project Start-Up: 3Q 2007 New Amine Unit and acid gas line Allowed 20% increase in crude sulfur Actual return from this project has been very strong due to current high discount for Canadian heavy crude Anacortes Sulfur Handling

$ in millions, unless noted Capital Spend 29 EBITDA Contribution (first 12-months) 16 IRR (%) 46 Construction Start: 3Q 2006 Project Start-Up: 3Q 2008 Reduces sulfur content of light FCC gasoline productions Allows about 10 MBPD of light sweet crude to be replaced with sour crude Increases CARB gasoline production capability by 5 MBPD Anacortes Selective Hydrogenation Unit

$ in millions, unless noted Capital Spend 22 EBITDA Contribution (first 12-months) 8 IRR (%) 34 Construction Start: 3Q 2006 Project Start-Up: 2Q 2007 Replacement of FCC Regenerator internals to improve reliability and increase unit run length Salt Lake City Fluid Cat Cracker Reliability

$ in millions, unless noted Capital Spend 52 EBITDA Contribution (first 12-months) 13 IRR (%) 26 Construction Start: 3Q 2003 Project Start-Up: 4Q 2007 Four-phase project to install modern control system Improves refinery yields/reduces energy costs Golden Eagle Control System Modernization

$ in millions, unless noted Capital Spend* 575 EBITDA Contribution (first 12-months) 100 IRR (%) 13 Construction Start: 4Q 2005 Project Start-Up: 2Q 2008 Enables compliance with environmental emission requirements Reduces maintenance cost and extends unit run length Allows more reliable heavy crude processing rates *Total capital spend, excluding capitalized interest and labor is approximately $515 million Golden Eagle Coker Modification

Golden Eagle Coker Modification

Heavy* Up / Sour Up 2004 2005 2006 2007F 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Heavy Throughput 0.192 0.18 0.19 0.25 0.35 0.42 0.41 0.39 0.37 0.35 0.35 0.34 0.36 0.35 Sulfur 0.0073 0.0076 0.0075 0.0086 0.01 0.01 0.01 0.011 0.012 1.2 1.2 1.2 1.2 1.2 % Sulfur % of throughput *Heavy crude defined as heavier than 24 API

2008 - 2012 EBITDA Capital Highlights

Increase sour crude handling capability Increase sulfur processing capability Improve crude unit metallurgy Increase desulfurization capacity Modify hydroprocessing units to maintain clean product yields Volume Impacts Replace up to 40 MBPD of domestic crudes with heavy sour Enable imports of up to 10 MBPD of coker feedstocks $ in millions, unless noted Notional Capital Spend 230 - 350 Notional Annual EBITDA Contribution 90 Golden Eagle Sour Up Under Study

Hawaii Sour Up Under Study $ in millions, unless noted Notional Capital Cost 100 - 175 Notional Annual EBITDA Contribution 45 Project Start: 4Q 2008 Estimated Completion: 2Q 2010 Enhancing naphtha handling to remove sulfur and benzene and improve octane Allows refinery to produce 5 MBPD of CARB gasoline Evaluating an increase in sour crude handling capability Potential replacement of up to 40 MBPD of high-priced sweet crudes

$ in millions, unless noted Notional Capital Cost 15 - 25 Notional Annual EBITDA Contribution 10 Project Start: 3Q 2008 Estimated Completion: 1Q 2010 Improves fractionation on FCC gas plant Recovers LPG recovery from fuel gas Increases alkylate production by up to 2 MBPD Salt Lake City Vapor Recovery Unit Under Study

Project Start: 1Q 2008 Estimated Completion: 2Q 2009 Expand DDU from 14 MBPD to 16 MBPD Allows Mandan to increase crude capacity by 3 MBPD $ in millions, unless noted Capital Spend 20 EBITDA Contribution (first 12-months) 10 IRR (%) 30 Mandan DDU Expansion

Los Angeles Upgrade Project Under Study Expand coker throughput capacity to 50 MBPD Install new coker heater Increase heavy crude processing capability Install new vacuum tower Replaces purchased intermediate feedstocks with heavy crude Volume Impacts Increases crude capacity from 100 MBPD to 115 - 130 MBPD Increases clean product yields (diesel) $ in millions, unless noted Notional Capital Spend 200 - 350 Notional Annual EBITDA Contribution 75

Los Angeles Capital Spending Update Range Range 5-Year Timing Estimate 5-Year Timing Estimate 5-Year Timing Estimate 5-Year Timing Estimate 5-Year Timing Estimate $ in millions $ in millions 2008 2009 2010 2011 2012 TAR / Maintenance $ 400 $ 450 Regulatory 300 400 Income Improvement 700 750 Total Spending $1,400 $1,600 15% 25% 30% 20% 10% TAR/Maintenance Sulfur Recovery Upgrade Planned Turnarounds Regulatory Pipeline Replacement Fuel Gas Treating Flare Gas Recovery Income Improvement Cogen/Boiler Replacement Control Room Modernization Upgrade Project LPG Recovery CARB Gasoline Production Increase

System-wide Expense Management 2008-2017

Refinery Energy Improvements Under Study Implementation of energy reduction capital projects Individual energy projects have been identified at each refinery Process unit heat integration, furnace improvements, improved light ends recovery, steam-to-electric drives, etc. System-wide study across all refineries to optimize capital spend Proactive approach to facilitate pending GHG regulations $ in millions, unless noted Notional Capital Spend 300 - 450 Notional Annual EBITDA Contribution 50

Heavy Up / Sour Up % Sulfur % of throughput 2004 2005 2006 2007F 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Heavy Throughput 0.192 0.18 0.19 0.25 0.35 0.37 0.36 0.37 0.4 0.35 0.35 0.34 0.36 0.35 Sulfur 0.0073 0.0076 0.0075 0.0086 0.01 0.01 0.01 0.011 0.012 1.2 1.2 1.2 1.2 1.2

Enhancing Core Asset Values Core Assets Growth in Related Geographies Underlying Asset and System Enhancements Related Diversification Core Assets Growth in Related Geographies Underlying Asset and System Enhancements Related Diversification Time Equity Value per Share Illustrative

Dan Porter, SVP Supply and Optimization Trading and Logistics Update

Logistics Improve access to feedstock and product markets Facilitate trading opportunities Expand rail fleet, marine fleet, ice-class vessels Updating rail facilities Expanding rail movements Already shipping alkylate by rail from SLC to GE Aframax ice-class vessels into Alaska VLCC logistics opportunities into Hawaii and beyond Tankage opportunities in the Far East

$ in millions, unless noted Notional Capital Cost 5 Notional Annual EBITDA Contribution 5 Project Start: 2Q 2008 Estimated Completion: 1Q 2009 Increase loading rates at terminal adjacent to LAR Increases terminal capacity by 20 MBPD Allows increased local sales, decreased distribution costs Wilmington Truck Rack Expansion Under Study

Improve logistics capabilities at the Long Beach Terminal to increase waterborne crude receipt capabilities at LAR Enables larger cargo sizes and lower transportation costs Reduces demurrage expense $ in millions, unless noted Notional Capital Spend 30 - 45 Notional Annual EBITDA Contribution 15 Long Beach Crude Terminal Under Study

Extend main pipeline and crude gathering system into western North Dakota / eastern Montana to connect to new crude production Enables further flexibility in Tesoro's crude purchasing $ in millions, unless noted Notional Capital Spend 15 - 20 Notional Annual EBITDA Contribution 6 NGP Western Crude Pipeline Expansion Under Study

Trading Corporate Office Denver Office Singapore Office Long Beach Office Calgary Office London Office Auburn Office Build capability in San Antonio, London, Singapore & Calgary to capture trading benefits from system assets Investing in state-of-the-art software platform to manage trading and risk activities Under development since 2006; launch in 2008 Also provides accounting and trading controls benefits

Edmonton Tankage 500,000 barrels of lease storage Feeder connections: Corridor, Pembina, Rainbow, Peace, Koch AB, Cold Lake, Central Alberta Deliver Connections: Trans-Mountain and Enbridge Blending Capabilities: 3-stream for deliveries into TMPL or Enbridge Benefits: Allows capture of seasonality and volatility plays; distressed crude opportunities Provides unique crude blends for ANA Potential at SLC with infrastructure improvements Nomination flexibility in apportionment Annual EBITDA improvement in the $8 to $10 million range Canadian Oil Sands Production

From Regina From Steelman To Guernsey* Baker To Clearbrook Richey Mandan Ramberg High Plains PL (69 MBPD) Bridger PL Little Missouri PL Enbridge PL (63 MBPD) 'prorated' High Plains PL ~(6 MBPD) (MSW, SYN, Canadian Heavy) (LSB) Butte PL* (90 MBPD) Enbridge PL (107 MBPD) 'prorated' TSO Owned Williston Basin, Bakken Production Williston Basin, Bowman County Mid-Continent Crude Supply * Butte PL restricted at Guernsey

Non-Capital EBITDA Improvements, Related Diversification $ in millions 2008 2012 Crude $ 25 $ 55 Product 5 30 Other 5 40 Total $ 35 $ 125 Crude Trading Global arbitrage capture Freight, storage, blending Foreign tankage Enhanced lease crude business Canadian, West Coast, Mid-Con Product Trading Intra-PADD arbitrage opportunities West Coast gasoline blending/ inventory plays Foreign distillate plays Ethanol opportunities Other NGL supply and trading Freight trading Emissions trading Increased price risk management

Los Angeles Update

LAR Operations Update...Running Well % of production, unless noted 2007E 3Q 2007A Production MBPD 95 116 Gasoline (CARB and non-CARB) 66% 54% Jet & Diesel 17% 25% 3Q 2007 CARB Diesel, Jet - 115% of 5-year average spread over ANS CARB Gasoline - 83% of 5-year average spread over ANS

Acquisition Economics 2007 Forecast $ in millions 2007P Forecast First 12 Months Crude Oil Shipping $ 6 $ 6 $ 8 Crude Slate Optimizations 3 18 46 Turnaround Synergies 10 11 21 Alternate LA Feedstocks 1 -- 4 Blendstock Optimizations 6 9 10 FCC Upgrade 7 1 11 Total Synergy Impact $ 33 $ 45 $ 100 LAR Synergies Update

Claude Moreau, VP Marketing Marketing Update RETAIL BRANDS

Marketing Strategy Our strategy is to create a value-added Marketing business that has economies of scale, outstanding employees focused on achieving operational excellence, and provides competitive returns in any economic environment. Our strategic priorities are: Profitable growth in Marketing Channel of trade optimization Commercial excellence Portfolio management

Improved Channel Balance in California 1998 Wholesale 0.96 Commercial 0.03 Retail 0.01 Commercial 2006 Prior to Acquisitions Heavily weighted towards the Wholesale channel of trade 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD Wholesale 91.7 83.6 93.8 89.3 89.9 92.4 94.1 90.9 0.59 87.6 Commercial 0.09 Retail 0.32 Current Shell and USA Acquisitions Provided both Commercial and Retail outlets base for clean products in California Balance for marketing outlets

Shell Retail San Diego Los Angeles *OPIS Western Regional Fuel Marketer Profitability Index 278 Retail stations 128 company operated Key commercial indicators compared to acquisition economics Fuel sales unchanged Fuel gross margins on target Customers/Dealers highly receptive to premium Shell brand #1 Top Best Earning Brands* Provides significant integration opportunities with LAR Portfolio located in high growth areas Further enhancing operations

USA Retail 132 Retail stations in California 73 Northern CA 59 Southern CA Key commercial indicators compared to acquisition economics: Fuel sales up Fuel gross margin on target Merchandise margin up Well recognized value brand Portfolio close to Golden Eagle and LAR refineries Operations integrated quickly Tesoro standards and practices implementation underway Network optimization in progress

NGP Branded Expansion Market opportunity for growth due to several major brands withdrawal from ND, SD, MN Capture and secure long-term Tesoro branded sales Maximize product sales close to advantaged Mandan refinery Projected growth 90 locations 4,600 BPD $3MM EBITDA

Otto Schwethelm, VP and Chief Financial Officer Financial Review

Financial Review - Agenda Sustaining Capital EBITDA Improvement Capital Non-Capex EBITDA Improvement Asset Enhancement Trading and Logistics Expenses Financials

Financial Review - Agenda Sustaining Capital

2008 - 2012 Sustaining Capital $ in millions 2008 2009 2010 2011 2012 Total Regulatory $ 410 $ 320 $ 330 $ 200 $ 250 $ 1,510 Turnaround / Catalyst 135 130 80 190 140 675 Maintenance 125 140 160 140 80 645 Total $ 670 $ 590 $ 570 $ 530 $ 470 $ 2,830 Safety and Reliability remain core company values

2008 - 2012 Sustaining Capital Regulatory Turnaround Maintenance EBITDA Improvement Corporate Total East 1500 680 640 1718 333 5136 240 140 167 213 base 2095 1395 1070 2365 605 CI&L 100 100 100 300 $ in millions 55% Sustaining $5 Billion

Financial Review - Agenda Sustaining Capital EBITDA Improvement Capital

$ in millions Capital* Annual EBITDA** % of Total Capital Margin and Yield Improvement $ 225 $ 220 5 % Cost of Goods Sold Reduction 905 490 20 Reliability Improvement 215 180 5 Expense Management 710 90 15 Total $ 2,055 $ 980 45% 2008 - 2012 EBITDA Improvement Capital *Excludes capitalized interest and labor **Based on 2004-2007 Margins

2008 - 2012 EBITDA Improvement Capital Regulatory Turnaround Maintenance EBITDA Improvement Corporate Total East 1500 675 640 1718 333 5136 240 140 167 213 base 2095 1395 1070 2365 605 CI&L 100 100 100 300 $ in millions 45% Improvement $5 Billion

2008 - 2012 Capital Expenditures 2008 2009 2010 2011 2012 Income Improvement 292 422 636 230 138 Regulatory 409 316 332 202 245 Maintenance 123 139 155 142 79 Turnarounds 135 132 84 191 137 Corporate 94 88 50 50 51 CI&L 48 46 50 30 32 1100 1140 1300 845 870 $ in millions Note: Full numbers can be found in the appendix

Financial Review - Agenda Sustaining Capital EBITDA Improvement Capital Non-Capex EBITDA Improvement Asset Enhancement Trading and Logistics

2008 - 2012 Non-Capex EBITDA Improvement $ in millions Working Capital* Annual EBITDA Margin and Yield Improvement $ 100 $ 230 Cost of Goods Sold Reduction 215 130 Expense Management - 45 Total $ 315 $ 405 *Initial cash impact of inventory changes (crude assumption $85)

Capital and Non-Capital EBITDA, above 2007 2008 2009 2010 2011 2012 Capital 133 342 584 846 980 Non-Capital 221 283 353 375 405 350 630 940 1220 1390 $ in millions

Financial Review - Agenda Sustaining Capital EBITDA Improvement Capital Non-Capex EBITDA Improvement Capital Asset Enhancement Trading and Logistics Expenses

2008 - 2012 Expenses Inflation assumptions 3.5% per year Employee wages at 4.0% per year Operating expense reductions offset inflation Corporate G&A rises less than inflation due to technology project implementation

Total Cash Expenses* 2007F 2007** 2008 2009 2010 2011 2012 Operations 1.22 1.38 1.448174 1.453196 1.46 1.42 1.42 Corporate 0.29 0.27 0.35 0.36 0.37 0.37 0.38 Indirect 0.08 0.09 0.1 0.1 0.1 0.1 0.1 $ in billions *Energy expense based on 04-07 natural gas price. ** 2007 is 2H07F annualized, Year-end Employees 6,029 6,327 6,449 6,269 6,228 6,245

Financial Review Base Plan Expenses Sustaining Capital Non-capex EBITDA Improvement Capital EBITDA Improvement Expenses Financials

Cash Flow Statement 2008 2009 2010 2011 2012 EBITDA (First Call) $ 1,817 $ 1,769 $ 1,520 $ 1,520 $ 1,520 Organic Growth EBITDA 350 630 940 1,220 1,390 Cash Interest (net of CI) (50) (34) (10) 17 87 Cash Taxes (494) (565) (557) (619) (724) Working Cap, other changes (46) (268) - - - Cash Flow from Operations $ 1,577 $ 1,532 $ 1,893 $ 2,138 $2,273 Capital Expenditures (inc. CI&L) Turnaround 135 132 84 191 137 Regulatory & Maintenance 532 455 487 344 324 Improvement & Corporate 386 510 686 280 189 CI&L 48 46 50 30 32 Total Capital Expenditures $ 1,101 $ 1,143 $ 1,307 $ 845 $ 682 Free Cash Flow before Improvement 862 899 1,272 1,573 1,780 Free Cash Flow after Improvement 476 389 586 1,293 1,591 Dividend (held constant) 56 56 56 56 56 Change in Cash, Cumulative $ 420 $ 753 $ 1,283 $ 2,520 $ 4,055 *Organic Growth EBITDA is based on a 2004-2007 margin environment

Bruce Smith Concluding Remarks - Question and Answer

Growth in Related Geographies Related Diversification Core Assets Growth in Related Geographies Underlying Asset and System Enhancements Equity Value per Share Core Assets Related Diversification Core Assets Time Underlying Asset and System Enhancements Illustrative Creating Additional Shareholder Value

Tesoro's Vision Economies of scale, A competitive-cost structure, Outstanding employees committed to achieving operational excellence in a global market Effective information systems that enable our success To create a value added refining and marketing business that has: In order to provide stockholders with competitive returns in any economic environment

System Transformation to 2012 Expense Management Energy Improvements Products COGS Portions of Program Benzene Reduction Truck Rack Expansion SLC LPG Recovery Mandan DDU LAR Upgrade Long Beach Terminal GER Sour Up HI Sour Up Throughput (MBPD) Capture Rate (%) Operating Expense ($/bbl) 646 64 $4.60 2007 Forecast Throughput (MBPD) Capture Rate (%) Operating Expense ($/bbl) +15-20 +10-20 FLAT 2012 Plan

Continuing to Build Shareholder Value 2007 2008 2009 2010 2011 2012 Base 4.65 5.01 4.36 4.91 3.37 4.52 Other EBITDA Improvement 1.55 0.77 1.38 1.69 1.88 1.98 Capital EBITDA Improvement - 0.63 1.35 2.02 2.86 3.27 EPS @ 15% CAGR 5.17 5.94 6.84 7.86 9.04 Earnings per share EPS @ 15% CAGR First Call Range

Tesoro's Strategic Thrust Grow shareholder value through R&M acquisitions Grow value through organic programs Ability to add as much value as the underlying base business We don't have to grow through acquisitions to build shareholder value

Appendix

Additional Footnotes (a) Slide 47 Assumptions for the Capital Program Capital Spend values do not include CI&L, unless noted EBITDA projections based on 2004-2007 margin environment IRR based on Tesoro internal forecasts

2008-2012 Total Capital Expenditures $ in millions 2008 2009 2010 2011 2012 Total Regulatory $ 409 $ 316 $ 332 $ 202 $ 245 $ 1,504 Turnaround/ Catalyst 135 132 84 191 137 679 Maintenance 123 139 155 142 79 638 EBITDA Improvement 292 422 636 230 138 1,718 Corporate 94 88 50 50 51 333 CI&L 48 46 50 30 32 206 Total $ 1,101 $ 1,143 $ 1,307 $ 845 $ 682 $ 5,078 Incremental EBITDA $ 133 $ 209 $ 242 $ 262 $ 134 $ 980

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.